UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2023 (June 29, 2023)

COMMONWEALTH CREDIT PARTNERS BDC I, INC.

(Exact name of registrant as specified in its charter)

Delaware	814-01387	86-3335466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 S. Rosemary Avenue, Suite #1700

West Palm Beach, FL 33401

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (561) 727-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Investment Advisory and Management Agreement

On June 29, 2023, Commonwealth Credit Partners BDC I, Inc., a Delaware corporation (the “Company”) entered into an Amended and Restated Investment Advisory and Management Agreement to, among other things, clarify the methodology for calculating the Management Fees payable to Commonwealth Credit Advisors LLC (the “Advisor”) during and after the Investment Period (the “Amended and Restated Investment Advisory and Management Agreement”).

All terms not defined herein shall have the meanings ascribed to them in the Amended and Restated Investment Advisory and Management Agreement. The description above is qualified in its entirety by reference to a copy of the Amended and Restated Investment Advisory and Management Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

Amended and Restated Investment Advisory and Management Agreement

On June 29, 2023, the Board of Directors (the “Board”) approved the Amended and Restated Investment Advisory and Management Agreement. The Board determined that the clarifications contained in the Amended and Restated Investment Advisory and Management Agreement were fair and reasonable to the Company and its stockholders in relation to the services provided. No other material changes were made to the Investment Advisory and Management Agreement. On June 29, 2023, the Company received unanimous written consent from its stockholders to approve the Amended and Restated Investment Advisory and Management Agreement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

10.1	Amended and Restated Investment Advisory and Management Agreement by and between Commonwealth Credit Partners BDC I, Inc. and Commonwealth Credit Advisors LLC, dated July 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2023	COMMONWEALTH CREDIT PARTNERS BDC I, INC.

	By:	/s/ Michael Altschuler
	Name:	Michael Altschuler
	Title:	Secretary